Exhibit 99.1

Novo Integrated Sciences Reports Fiscal Year 2024 First Quarter Financial Results

BELLEVUE, Wash., January 22, 2024 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the first fiscal quarter ended November 30, 2023.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “The Company remains committed to the commercialization of its proprietary product offerings and the expansion and delivery of its essential services and solutions for how non-catastrophic healthcare is delivered both now and in the future. During the fiscal year 2024 first quarter period, the Company continued to work with certain prospective financial partners to close previously announced non-traditional financing opportunities for the Company’s business capital needs, including (i) an unsecured, non-dilutive 15-year debt instrument, with a principal sum of $70,000,000, which provides for net proceeds to the Company of approximately $52,000,000, after fees; (ii) the acquisition and monetization of the Ophir collection, a certain collection of 43 gemstones, 42 of which are certified by the Gemological Institute of America (the “Ophir Collection”); and (iii) a collateral transfer agreement of a One Billion Dollar gold-backed bond for the purpose and general use of monetization by Novo for a period of up to 15 years. In today’s environment of tight capital markets and expensive capital raises, these pending transactions would allow the Company access to the foundational capital and repayment terms necessary to support and accelerate the further implementation and growth of Novo’s three-pillar business model. “

Financial Highlights for the three month period ended November 30, 2023:

●	Cash and cash equivalents were $1,640,007, total assets were $37,244,384, total liabilities were $13,960,336, and stockholders’ equity was $23,284,048.

●	Revenues were $3,891,218, representing an increase of $471,938, or 14%, from $3,419,280 for the same period in 2022. The increase in revenue was principally due to an increase in product sales. Acenzia’s and Terragenx’s revenue for the three months ended November 30, 2023 were $1,683,850 and $16,971, respectively. Revenue from our healthcare services increased by 1.2% when comparing the revenue for the same period in 2022.

●	Operating costs were $5,261,655, representing an increase of $1,280,162, or 32%, from $3,981,493 for the same period in 2022. The increase in operating costs was principally due to common stock issuance for services and cashless warrant exercise.

●	Net loss attributed to the Company was $4,680,343, representing an increase of $744,930, or 19%, from $3,935,413 for the same period in 2022. The increase in net loss was principally due to the increase in operating expenses.

●	On September 12, 2023, the Company issued a $3,500,000 promissory note (12% per annum interest rate) with a purchase price of $3,150,000 and completed the related Securities Purchase Agreement with Mast Hill Fund, L.P. (“Mast Hill”). No warrants or shares were issued under the terms and conditions of this transaction with Mast Hill.

●	On September 18, 2023, the Company issued a $277,778 promissory note (12% per annum interest rate) with a purchase price of $250,000 and completed the related Securities Purchase Agreement with FirstFire Global Opportunities Fund, LLC (“FirstFire”). No warrants or shares were issued under the terms and conditions of this transaction with FirstFire.

●	On September 21, 2023, the total principal and interest of $577,521 owed on the $573,000 FirstFire promissory note, dated March 21, 2023, was converted to 519,845 restricted shares of the Company’s common stock and paid in full.

Corporate and Operational Highlights for the three month period ended November 30, 2023:

●	On November 6, 2023, the Company effectuated a 1-for-10 reverse stock split (the “Reverse Stock Split”). The Company’s common stock began trading on the Nasdaq Capital Market on a Reverse Stock Split-adjusted basis on November 7, 2023.

●	On November 21, 2023, the Company entered into a Purchase and Sale Agreement (“Ophir Agreement”) between the Company and Blake Alsbrook, solely in his capacity as Court-appointed successor receiver (the “Successor Receiver”) in Ocean Thermal Energy Corporation v. C. Robert Coe II, et al., United States District Court for the Central District of California (the “Court”) Case No. 2:19-cv-04299 VAP (JPRx). Pursuant to the terms of the Ophir Agreement, the Company agreed to purchase, and the Successor Receiver agreed to sell to the Company, the Ophir Collection, subject to the contingencies outlined in the Ophir Agreement, including Court approval, which was received on December 1, 2023. All parties involved in this Ophir Agreement continue to work toward closing the transactions contemplated by the Ophir Agreement. Upon closing of the acquisition of the Ophir Collection, the Company intends to monetize the Ophir Collection.

●	On November 22, 2023, the Company received notice from The Nasdaq Stock Market, LLC (“Nasdaq”) informing the Company that it had regained compliance with the minimum bid price requirement as set forth under Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of November 30, 2023 (unaudited) and August 31, 2023

	November 30,	August 31,
	2023	2023
ASSETS
Current Assets:
Cash and cash equivalents	$1,640,007	$416,323
Accounts receivable, net	2,636,174	1,467,028
Inventory, net	1,270,835	1,106,983
Other receivables	1,047,742	1,051,584
Prepaid expenses and other current assets	213,812	346,171
Total current assets	6,808,570	4,388,089

Property and equipment, net	5,306,613	5,390,038
Intangible assets, net	15,704,218	16,218,539
Right-of-use assets, net	1,870,204	1,983,898
Goodwill	7,554,779	7,582,483
TOTAL ASSETS	$37,244,384	$35,563,047

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$3,403,634	$3,513,842
Accrued expenses	1,300,549	1,233,549
Accrued interest (including amounts to related parties)	480,719	382,666
Government loans and notes payable, current portion	93,488	277,405
Convertible notes payable, net of discount of $3,118,819	1,103,959	558,668
Derivative liability	2,686,260	-
Contingent liability	52,749	61,767
Debentures, related parties	913,474	916,824
Due to related parties	458,266	533,001
Finance lease liability	8,907	11,744
Operating lease liability, current portion	413,506	415,392
Total current liabilities	10,915,511	7,904,858

Government loans and notes payable, net of current portion	63,777	65,038
Operating lease liability, net of current portion	1,585,667	1,693,577
Deferred tax liability	1,395,381	1,400,499
TOTAL LIABILITIES	13,960,336	11,063,972

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at November 30, 2023 and August 31, 2023, respectively	-	-
Common stock; $0.001 par value; 499,000,000 shares authorized; 17,291,192 and 15,759,325 shares issued and outstanding at November 30, 2023 and August 31, 2023, respectively	17,292	15,760
Additional paid-in capital	95,481,354	90,973,316
Common stock to be issued (17,375 and 91,138 shares at November 30, 2023 and August 31, 2023)	44,443	1,217,293
Other comprehensive loss	(246,488)	(357,383)
Accumulated deficit	(71,713,384)	(67,033,041)
Total Novo Integrated Sciences, Inc. stockholders’ equity	23,583,217	24,815,945
Noncontrolling interest	(299,169)	(316,870)
Total stockholders’ equity	23,284,048	24,499,075
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$37,244,384	$35,563,047

* The condensed consolidated balance sheets’ common stock amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three Months Ended November 30, 2023 and 2022 (unaudited)

	Three Months Ended
	November 30,	November 30,
	2023	2022

Revenues	$3,891,218	$3,419,280

Cost of revenues	1,947,200	1,679,747

Gross profit	1,944,018	1,739,533

Operating expenses:
Selling expenses	9,586	7,332
General and administrative expenses	5,252,069	3,974,161
Total operating expenses	5,261,655	3,981,493

Loss from operations	(3,317,637)	(2,241,960)

Non-operating income (expense)
Interest income	2,219	2,281
Interest expense	(143,374)	(167,243)
Other expense	(652,174)	-
Change in fair value of derivative liability	585,529	-
Amortization of debt discount	(1,075,928)	(1,490,513)
Foreign currency transaction losses	(59,358)	(39,301)
Total non-operating expense	(1,343,086)	(1,694,776)

Loss before income taxes	(4,660,723)	(3,936,736)

Income tax expense	-	-

Net loss	$(4,660,723)	$(3,936,736)

Net income (loss) attributed to noncontrolling interest	19,620	(1,323)

Net loss attributed to Novo Integrated Sciences, Inc.	$(4,680,343)	$(3,935,413)

Comprehensive loss:
Net loss	(4,660,723)	(3,936,736)
Foreign currency translation gain (loss)	108,976	(420,982)
Comprehensive loss:	$(4,551,747)	$(4,357,718)

Weighted average common shares outstanding - basic and diluted	16,726,308	3,385,508

Net loss per common share - basic and diluted	$(0.28)	$(1.16)

* The condensed consolidated statements of operations and comprehensive loss’s share and per share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three Months Ended November 30, 2023 and 2022 (unaudited)

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive	Accumulated	Total Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	(Loss) Income	Deficit	Equity	Interest	Equity

Balance, August 31, 2023	15,759,325	$15,760	$90,973,316	$1,217,293	$(357,383)	$(67,033,041)	$24,815,945	$(316,870)	$24,499,075
Cashless exercise of warrants	245,802	246	1,323,152	-	-	-	1,323,398	-	1,323,398
Exercise of warrants for cash	240,400	240	240,160	-	-	-	240,400	-	240,400
Share issuance for convertible debt settlement	519,845	520	577,002	-	-	-	577,522	-	577,522
Issuance of common stock to be issued	73,767	74	1,172,776	(1,172,850)	-	-	-	-	-
Common stock issued for services	424,080	424	1,194,976	-	-	-	1,195,400	-	1,195,400
Rounding due to stock split	27,973	28	(28)	-	-	-	-	-	-
Foreign currency translation gain	-	-	-	-	110,895	-	110,895	(1,919)	108,976
Net (loss) income	-	-	-	-	-	(4,680,343)	(4,680,343)	19,620	(4,660,723)
Balance, November 30, 2023	17,291,192	$17,292	$95,481,354	$44,443	$(246,488)	$(71,713,384)	$23,583,217	$(299,169)	$23,284,048

Balance, August 31, 2022	3,118,063	$3,118	$66,084,887	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571

Units issued for cash, net of offering costs	400,000	400	1,794,600	-	-	-	1,795,000	-	1,795,000
Issuance of common stock to be issued	3,623	4	92,362	(92,366)	-	-	-	-	-
Cashless exercise of warrants	467,399	467	1,138,583	-	-	-	1,139,050	-	1,139,050
Fair value of stock options	-	-	60,887	-	-	-	60,887	-	60,887
Foreign currency translation loss	-	-	-	-	(417,008)	-	(417,008)	(3,974)	(420,982)
Net loss	-	-	-	-	-	(3,935,413)	(3,935,413)	(1,323)	(3,936,736)
Balance, November 30, 2022	3,989,085	$3,989	$69,171,319	$9,382,441	$143,828	$(57,753,902)	$20,947,675	$(262,885)	$20,684,790

* The condensed consolidated statements of stockholders’ equity share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended November 30, 2023 and 2022 (unaudited)

	Three Months Ended
	November 30,	November 30,
	2023	2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,660,723)	$(3,936,736)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	572,404	586,166
Fair value of vested stock options	-	60,887
Financing costs for debt extension	1,323,398	1,139,050
Common stock issued for services	1,195,400	-
Operating lease expense	149,877	209,846
Amortization of debt discount	1,075,928	1,490,513
Foreign currency transaction losses	59,358	39,301
Change in fair value of derivative liability	(585,529)	-
Changes in operating assets and liabilities:
Accounts receivable	(1,168,350)	28,174
Inventory	(166,476)	(157,118)
Prepaid expenses and other current assets	130,584	1,471
Accounts payable	(98,996)	321,961
Accrued expenses	71,214	149,945
Accrued interest	99,430	(9,232)
Operating lease liability	(149,877)	(202,465)
Net cash used in operating activities	(2,152,358)	(278,237)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to related parties	(72,402)	(48,480)
Repayments of notes payable	(183,100)	-
Repayments of finance leases	(2,779)	(2,763)
Proceeds from issuance of convertible notes	3,314,153	-
Repayment of convertible notes	-	(2,777,778)
Proceeds from the sale of units, net of offering costs	-	1,795,000
Proceeds from exercise of warrants	240,400	-
Net cash provided by (used in) financing activities	3,296,272	(1,034,021)

Effect of exchange rate changes on cash and cash equivalents	79,770	12,271

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,223,684	(1,299,987)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	416,323	2,178,687

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,640,007	$878,700

CASH PAID FOR:
Interest	$45,321	$186,911
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Debt discount recognized on derivative liability	$3,071,653	$1,390,380
Common stock issued for convertible debt settlement	$577,522	$-
Debt discount recognized on convertible note	$3,735,414	$-

The accompanying footnotes are an integral part of these unaudited condensed consolidated financial statements.